                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 19, 2007
                                                          -------------

                              --------------------

                             EVERLAST WORLDWIDE INC.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                    0-25918                 13-3672716
         --------                    -------                 ----------
(State or Other Jurisdiction       (Commission              (IRS Employer
      of Incorporation)            File Number)          Identification No.)

   1350 Broadway, Suite 2300, New York, New York                 10018
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     (Address of Principal Executive Offices)                  (Zip Code)

      Registrant's telephone number, including area code (212) 239-0990
                                                         --------------

                                              N/A
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          (Former Name or Former Address, if Changed Since Last Report)

   Check  the  appropriate  box  below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On June 19,  2007,  Hidary  Group  Acquisitions,  LLC, a Delaware  limited liability  company  ("Parent"),  Hidary  Group  Acquisitions,  Inc.,  a Delaware
corporation  and a wholly owned  subsidiary of Parent  ("Merger  Sub"),  Seth A.
Horowitz and The Estate of George Q Horowitz  entered into an agreement to amend the Voting Agreement, dated as of June 4, 2007, by and among Parent, Merger Sub,
Seth A.  Horowitz  and The Estate of George Q Horowitz  (the  "Voting  Agreement
Amendment").  The Voting  Agreement  Amendment  corrects a  misstatement  of the number of shares of the common stock of Everlast  Worldwide Inc. held by each of
Seth A. Horowitz and The Estate of George Q Horowitz,  respectively.  The Voting
Agreement was amended to correctly state the share ownership of Seth A. Horowitz and The Estate of George Q Horowitz as follows:

      "(i)  169,514  shares of Common  Stock held by Seth A.  Horowitz  and (ii)
      616,360 shares of Common Stock held by The Estate of George Q Horowitz."

      Except to the extent  expressly  amended as  described  above,  the Voting
Agreement remains in full force and effect as previously  executed and delivered by the parties thereto.

      The  foregoing  description  of the Voting  Agreement  Amendment  does not purport to be complete  and is  qualified  in its  entirety by  reference to the
Voting Agreement Amendment.  The Voting Agreement Amendment is filed herewith as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   Exhibits

      Exhibit No.       Exhibits
      -----------       --------

      99.1              Agreement,  dated  June 19,  2007,  by and among  Hidary
                        Group  Acquisitions,  LLC,  Hidary  Group  Acquisitions,
                        Inc.,  Seth A.  Horowitz  and The  Estate  of  George  Q
                        Horowitz to amend the Voting Agreement, dated as of June
                        4, 2007,  by and among Hidary Group  Acquisitions,  LLC,
                        Hidary Group  Acquisitions,  Inc.,  Seth A. Horowitz and
                        The Estate of George Q Horowitz.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       EVERLAST WORLDWIDE INC.
                                            (Registrant)

Date: June 21, 2007
                                       By: /s/ Gary J. Dailey
                                           -------------------------------------
                                     Name: Gary J. Dailey
                                    Title: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Exhibits
-----------       --------

99.1              Agreement,  dated June 19,  2007,  by and among  Hidary  Group
                  Acquisitions,  LLC, Hidary Group  Acquisitions,  Inc., Seth A.
                  Horowitz  and The  Estate  of George Q  Horowitz  to amend the
                  Voting  Agreement,  dated  as of June 4,  2007,  by and  among
                  Hidary Group  Acquisitions,  LLC,  Hidary Group  Acquisitions,
                  Inc., Seth A. Horowitz and The Estate of George Q Horowitz.